                                                                 EXHIBIT 10.30

                               EXCHANGE AGREEMENT



                                October 15, 1997

                                TABLE OF CONTENTS


                                                                           PAGE
                                                                           ----
1.  Exchange and Issuance of Series E Preferred Stock.........................1

    1.1   Exchange of Common Stock............................................1
    1.2   Closing.............................................................1

2.  Representations and Warranties of the Company.............................2

    2.1   Organization Good Standing and Qualification........................2
    2.2   Authorization.......................................................2
    2.3   Governmental Consents...............................................2

3.  Representations and Warranties of the Purchasers..........................3

    3.1   Authorization.......................................................3
    3.2   Purchase Entirely for Own Account...................................3
    3.3   Disclosure of Information...........................................3
    3.4   Investment Experience; Economic Risk................................3
    3.5   Restricted Securities...............................................4
    3.6   No Public Market....................................................4
    3.7   Legends.............................................................4
    3.8   Tax Liability; Legal Representation.................................5
    3.9   Risk Factors........................................................5

4.  Post-Closing Covenants of the Company and the Purchasers..................5

    4.1   Market Standoff Agreement.  ........................................5
    4.2   Stop Transfer Instructions..........................................5

5.  Miscellaneous.............................................................6

    5.1   Transfer; Successors and Assigns....................................6
    5.2   Governing Law.......................................................6
    5.3   Counterparts........................................................6
    5.4   Titles and Subtitles................................................6
    5.5   Notices.............................................................6
    5.6   Amendments and Waivers..............................................7
    5.7   Severability........................................................7
    5.8   Delays or Omissions.................................................7
    5.9   Entire Agreement....................................................7
    Exhibit A  Schedule of Purchasers

         Exhibit B  Form of Amended and Restated Articles of Incorporation

                               EXCHANGE AGREEMENT


     THIS EXCHANGE AGREEMENT (the "AGREEMENT") is made as of the 15th day of October, 1997 by and between UTStarcom, Inc., a Delaware corporation (the "COMPANY") and the investors listed on EXHIBIT A attached hereto (each a "PURCHASER" and together the "PURCHASERS").

     In consideration of the mutual covenants and agreements contained herein, including the consideration exchanged between the parties, the receipt and sufficiency of which is hereby acknowledged, each of the parties agrees as follows:

     1. EXCHANGE AND ISSUANCE OF SERIES E PREFERRED STOCK.

         1.1 EXCHANGE OF COMMON STOCK.

              (a) The Company shall file with the Secretary of State of Delaware on or before the Closing (as defined below), the Seventh Amended and Restated Articles of Incorporation in the form attached hereto as EXHIBIT B (the "RESTATED ARTICLES") which shall, among other things, create a new class of Series E Preferred Stock consisting of 19,000,000 shares (hereinafter referred to as "SERIES E PREFERRED" or "STOCK") with rights, preferences and privileges as set forth in the Restated Articles.

              (b) Subject to the terms and conditions of this Agreement, each Purchaser agrees to exchange at the Closing (as defined below) the shares of Common Stock then held by it for shares of Series E Preferred in accordance with the chart set forth on EXHIBIT A attached hereto and the Company agrees to accept such shares of Common Stock and to issue to each Purchaser shares of Series E Preferred.

         1.2 CLOSING. The exchange of the shares of Common Stock for the Series E Preferred Stock, in accordance with the chart set forth in EXHIBIT A attached hereto, shall take place at the offices of Wilson, Sonsini, Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California, at 10:00 a.m., on October 15, 1997 or at such other time and place as the Company and the Purchasers mutually agree upon, orally or in writing (which time and place are designated as the "CLOSING"). At the Closing, each Purchaser shall surrender to the Company all certificates of Common Stock then held by it and the Company shall deliver to each such Purchaser a certificate representing the Series E Preferred Stock and another certificate representing Common Stock (collectively, the "EXCHANGE").

     2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to each Purchaser as follows:

         2.1 ORGANIZATION GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

         2.2 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance and delivery of the Stock and the Common Stock issuable upon conversion of the Stock (the "CONVERSION SHARES") has been taken or will be taken prior to the Closing, and this Agreement, constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its respective terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditor's rights generally, as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies. The Stock and the Conversion Shares, when issued in compliance with the provisions of this Agreement, will be validly issued and will be fully paid and nonassessable and will have the rights, preferences and privileges described in the Restated Articles. The shares of Common Stock issuable upon conversion of the Stock have been duly and validly reserved and, when issued in compliance with the provisions of this Agreement and the Restated Articles will be validly issued, fully paid and nonassessable, and the Conversion Shares and the Stock will be free of any liens or encumbrances other than those created by or imposed upon the holders thereof through no action of the Company, and the Conversion Shares and the Stock will be free of restrictions on transfer other than the restrictions on transfer under this Agreement and under the applicable state and federal securities laws.

         2.3 GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except (i) the filing of the Restated Articles with the Secretary of State of Delaware and (ii) such filings as may be required under applicable state and federal securities laws, which filings will be timely filed within the applicable periods therefor.

     3. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. Each Purchaser hereby represents and warrants to the Company that:

         3.1 AUTHORIZATION. This Agreement, when executed and delivered by the Purchaser will constitute a valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

         3.2 PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement is made with the Purchaser in reliance upon the Purchaser's representation to the Company, which by the Purchaser's execution of this Agreement the Purchaser hereby confirms, that Stock or Conversion Shares to be acquired by the Purchaser will be acquired for investment for the Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Stock or the Conversion Shares. The Purchaser understands that the Conversion Shares and the Stock have not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser's representations as expressed herein. The Purchaser has not been formed for the specific purpose of acquiring the Stock and the Conversion Shares.

         3.3 DISCLOSURE OF INFORMATION. The Purchaser believes it has received all the information it considers necessary or appropriate for deciding whether to consummate the Exchange. The Purchaser further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the Exchange. The Purchaser's decision to acquire the Stock is based in part on the answers to such questions as the Purchaser and its representatives have raised concerning the transaction and on its own evaluation of the risks and merits of the purchase and the Company's proposed business activities. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Purchaser to rely thereon.

         3.4 INVESTMENT EXPERIENCE; ECONOMIC RISK. The Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company, so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. The Purchaser understands that the Exchange is a speculative investment which involves a high degree of risk of loss of the Purchaser's investment therein. The Purchaser is able to bear the economic risks of its investment in the Stock for an indefinite period of time, including the risks of a complete loss of the Purchaser's investment in such securities. The foregoing does not, however, limit or modify the representations and warranties of the Company set forth in Section 2 of this Agreement, or the right of the Purchasers to rely thereon.

         3.5 RESTRICTED SECURITIES. The Purchaser understands that the Conversion Shares and the Stock are characterized as "RESTRICTED SECURITIES" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Conversion Shares and Stock may be resold without registration under the Securities Act only in certain limited circumstances. The Purchaser acknowledges that the Conversion Shares and the Stock must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than two years after a party has purchased and paid for the security to be sold, the sale being effected through a "BROKER'S TRANSACTION" or in transactions directly with a "MARKET MAKER" (as provided by Rule 144(f)) and the number of shares being sold during any three-month period not exceeding specified limitations.

         3.6 NO PUBLIC MARKET. The Purchaser understands that no public market now exists for any of the securities issued by the Company, that the Company has made no assurances that a public market will ever exist for the Conversion Shares or the Stock or the underlying Common Stock and that, even if such a public market exists at some future time, the Company may not then be satisfying the current public information requirements of Rule 144.

         3.7 LEGENDS. The Purchaser understands that the Stock (and the Common Stock issuable upon conversion thereof), and any securities issued in respect thereof or exchange therefor, may bear one or all of the following legends:

              (a) "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF FIRST REFUSAL AND MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF CERTAIN DOCUMENTS, COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY."

              (b) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, (B) THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR 701 UNDER THE ACT OR (C) THE CORPORATION RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT."

              (c) Any legend required by the laws of the State of California.

              (d) Any legend required by the Blue Sky laws of any other state to the extent such laws are applicable to the shares represented by the certificate so legended.

         3.8 TAX LIABILITY; LEGAL REPRESENTATION. They have reviewed with their own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. They have relied solely on such advisors and not on any statements or representations of the Company or any of its agents. They understand that they (and not the Company) shall be responsible for their own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. Wilson Sonsini Goodrich & Rosati ("WSGR") is counsel for the Company only and is not acting as counsel for the Purchasers. WSGR has not conducted an independent inquiry to determine the accuracy of any of the representations of the Company. Each Purchaser is advised to consult with their own legal counsel.

         3.9 RISK FACTORS. The Purchaser realizes that the acquisition of the Stock will be a highly speculative investment and involves a high degree of risk, and the Purchaser is able, without impairing his financial condition, to hold the Stock for an indefinite period of time and to suffer a complete loss of the Purchaser's investment.

     4. POST-CLOSING COVENANTS OF THE COMPANY AND THE PURCHASERS.

         4.1 MARKET STANDOFF AGREEMENT. Each Purchaser hereby agrees that it shall not, to the extent requested by the Company or an underwriter of securities of the Company, sell or otherwise transfer or dispose of any capital stock then owned by such Holder (other than to donees or partners of the Purchaser who agree to be similarly bound) for up to 180 days following the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended; PROVIDED, HOWEVER, that all officers and directors of the Company then holding Common Stock of the Company enter into similar agreements.

         4.2 STOP TRANSFER INSTRUCTIONS. The Purchasers agree, to ensure compliance with the restrictions referred to herein, that the Company may issue appropriate "STOP TRANSFER" certificates or instructions and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its records.

     5. MISCELLANEOUS.

         5.1 TRANSFER; SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except at expressly provided in this Agreement. Notwithstanding any other provision of this Agreement to the contrary, the right and obligations of this Agreement may be expressly transferred to any Purchaser's affiliate which acquires Shares and which shall be subject to all limitations set forth herein.

         5.2 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California.

         5.3 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         5.4 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         5.5 NOTICES.

              (a) All notices, requests, demands and other communications under this Agreement or in connection herewith shall be given to or made upon (i) the Purchasers at each such Purchaser's address as shown on the books of the Company; and (ii) the Company at 1275 Harbor Bay Parkway, Suite 100, Alameda, California 94502, attention: Chief Financial Officer with a copy to Wilson, Sonsini, Goodrich & Rosati, P.C., 650 Page Mill Road, Palo Alto, California 94304, attention: David Drummond.

              (b) All notices, requests, demands and other communications given or made in accordance with the provisions of this Agreement shall be in writing, and shall be sent by airmail, return receipt requested, or by facsimile with confirmation of receipt, and shall be deemed to be given or made when receipt is so confirmed.

              (c) Any party may, by written notice to the other, alter its address or respondent, and such notice shall be considered to have been given three (3) days after the airmailing or faxing thereof.

         5.6 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended with the written consent of the Company and the holders of at least a majority of the Common Stock issued or issuable upon conversion of the Stock. Any amendment or waiver effected in accordance with this Section 5.6 shall be binding upon the Purchasers and each transferee of the Stock (or the Common Stock issuable upon conversion thereof), each future holder of all such securities, and the Company.

         5.7 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         5.8 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any holder of any of the Stock, upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder shall be cumulative and not alternative.

         5.9 ENTIRE AGREEMENT. This Agreement and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements, including without limitation, all prior agreements for the purchase of capital stock of the Company existing between the parties hereto are expressly canceled and shall be of no further force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Exchange and Rights Agreement as of the date first above written.

THE COMPANY:                        PURCHASER:


UTSTARCOM, INC.


By: /s/ Hong Lu                     By:
   -----------------------------       --------------------------------

Name:  Hong Lu                      Name:
     ---------------------------         ------------------------------

Title:                              Title:
      --------------------------          -----------------------------

                                    Number of Shares of Common Stock to
                                    be Exchanged:

                                    -----------------------------------


                           *** EXCHANGE AGREEMENT ***

     IN WITNESS WHEREOF, the parties hereto have executed this Exchange and Rights Agreement as of the date first above written.

THE COMPANY:                        PURCHASER:


UTSTARCOM, INC.


By:                                 By: /s/ Chauncey Xue
   -----------------------------       --------------------------------

Name:                               Name: Chauncey Xue
     ---------------------------         ------------------------------

Title:                              Title:
      --------------------------          -----------------------------

                                    Number of Shares of Common Stock to
                                    be Exchanged:

                                    2,544,796
                                    ---------




                           *** EXCHANGE AGREEMENT ***

     IN WITNESS WHEREOF, the parties hereto have executed this Exchange and Rights Agreement as of the date first above written.

THE COMPANY:                        PURCHASER:

                                    TECHNOLOGY FUNDING VENTURE PARTNERS IV,
UTSTARCOM, INC.                     AN AGRESSIVE GROWTH FUND, L.P.
                                    By Technology Funding Inc., Managing
                                    General Partner


By:                                 By:    /s/ Thomas J. Toy
   -----------------------------       --------------------------------

Name:                               Name:      Thomas J. Toy
     ---------------------------         ------------------------------

Title:                              Title:     Vice President
      --------------------------          -----------------------------

                                    Number of Shares of Common Stock to
                                    be Exchanged:

                                                  145,456
                                    -----------------------------------




                           *** EXCHANGE AGREEMENT ***

     IN WITNESS WHEREOF, the parties hereto have executed this Exchange and Rights Agreement as of the date first above written.

THE COMPANY:                        PURCHASER:


UTSTARCOM, INC.                     TECHNOLOGY FUNDING VENTURE
                                    PARTNERS V, AN AGGRESSIVE
                                    GROWTH FUND, L.P.
                                    By Technology Funding Inc.,
                                    Managing General Partner


By:                                 By: /s/ Thomas J. Toy
   ----------------------------        --------------------------------

Name:                               Name: Thomas J. Toy
     --------------------------          ------------------------------

Title:                              Title: Vice President
      -------------------------           -----------------------------

                                    Number of Shares of Common Stock to be
                                    Exchanged:

                                                 145,456
                                    -----------------------------------


                           *** EXCHANGE AGREEMENT ***

     IN WITNESS WHEREOF, the parties hereto have executed this Exchange and Rights Agreement as of the date first above written.

THE COMPANY:                        PURCHASER:


UTSTARCOM, INC.


By:                                 By: /s/ Shudan Zhang
   ----------------------------        --------------------------------

Name:                               Name: Shudan Zhang
     --------------------------          ------------------------------

Title:                              Title: V.P UTStarcom (China)
      -------------------------           -----------------------------

                                    Number of Shares of Common Stock to be
                                    Exchanged:

                                    740,052
                                    -------


                           *** EXCHANGE AGREEMENT ***

     IN WITNESS WHEREOF, the parties hereto have executed this Exchange and Rights Agreement as of the date first above written.

THE COMPANY:                        PURCHASER:


UTSTARCOM, INC.


By:                                 By:     /s/ Charles Xue
   ------------------------------        --------------------------------

Name:                               Name:    Charles Xue
                                         --------------------------------

Title:                              Title:
      ----------------------------        --------------------------------

                                    Number of Shares of Common Stock to be
                                    Exchanged:

                                          1,052,777
                                    -----------------------------------

     IN WITNESS WHEREOF, the parties hereto have executed this Exchange and Rights Agreement as of the date first above written.

THE COMPANY:                        PURCHASER:


UTSTARCOM, INC.


By:                                 By:     /s/ Sam Chen
   ------------------------------        --------------------------------

Name:                               Name:  Sam Chen
     ----------------------------        --------------------------------

Title:                              Title:
      ----------------------------        --------------------------------


                                    Number of Shares of Common Stock to be
                                    Exchanged:

                                    432,780
                                    -------


                           *** EXCHANGE AGREEMENT ***

     IN WITNESS WHEREOF, the parties hereto have executed this Exchange and Rights Agreement as of the date first above written.

THE COMPANY:                        PURCHASER:


UTSTARCOM, INC.


By:                                 By:     /s/ Ying Wu
   ------------------------------        --------------------------------

Name:                               Name:    Ying Wu
     ----------------------------        --------------------------------

Title:                              Title:     E. VP
      ----------------------------        --------------------------------


                                    Number of Shares of Common Stock to be
                                    Exchanged:

                                    2,558,091
                                    ---------


                           *** EXCHANGE AGREEMENT ***

     IN WITNESS WHEREOF, the parties hereto have executed this Exchange and Rights Agreement as of the date first above written.

THE COMPANY:                        PURCHASER:


UTSTARCOM, INC.


By:                                 By:     /s/ Hong Lu
   ------------------------------        --------------------------------

Name:                               Name:    Hong Lu
     ----------------------------        --------------------------------

Title:                              Title:      CEO
      ----------------------------        --------------------------------


                                    Number of Shares of Common Stock to be
                                    Exchanged:

                                    1,560,591
                                    ---------


                           *** EXCHANGE AGREEMENT ***

     IN WITNESS WHEREOF, the parties hereto have executed this Exchange and Rights Agreement as of the date first above written.

THE COMPANY:                        PURCHASER:


UTSTARCOM, INC.


By:                                 By:     /s/ Terry Campbell
   ------------------------------        --------------------------------

Name:                               Name:  Terry Campbell
     ----------------------------        --------------------------------

Title:                              Title:
      ----------------------------        --------------------------------


                                    Number of Shares of Common Stock to be
                                    Exchanged:

                                    50,000
                                    ------


                           *** EXCHANGE AGREEMENT ***

     IN WITNESS WHEREOF, the parties hereto have executed this Exchange and Rights Agreement as of the date first above written.

THE COMPANY:                        PURCHASER:


UTSTARCOM, INC.


By:                                 By:     /s/ Peter Wang
   ------------------------------        --------------------------------

Name:                               Name:  Peter Wang
     ----------------------------        --------------------------------

Title:                              Title:
      ----------------------------        --------------------------------


                                    Number of Shares of Common Stock to be
                                    Exchanged:

                                    436,314
                                    -------


                           *** EXCHANGE AGREEMENT ***

     IN WITNESS WHEREOF, the parties hereto have executed this Exchange and Rights Agreement as of the date first above written.

THE COMPANY:                        PURCHASER:


UTSTARCOM, INC.


By:                                 By: /s/ William Wittmeyer
   ---------------------------         ------------------------------------

Name:                               Name:  William Wittmeyer
      ------------------------            ---------------------------------

Title:                              Title:
      ------------------------            ---------------------------------

                                    Number of Shares of Common Stock to be
                                    Exchanged:

                                    10,664
                                    ------



                           *** EXCHANGE AGREEMENT ***

     IN WITNESS WHEREOF, the parties hereto have executed this Exchange and Rights Agreement as of the date first above written.

THE COMPANY:                        PURCHASER:


UTSTARCOM, INC.


By:                                 By: /s/ Marilyn Weissman
   ---------------------------         ------------------------------------

Name:                               Name:  Marilyn Weissman
      ------------------------            ---------------------------------

Title:                              Title:
      ------------------------            ---------------------------------



                                    Number of Shares of Common Stock to be
                                    Exchanged:

                                    40,000
                                    ------



                           *** EXCHANGE AGREEMENT ***

     IN WITNESS WHEREOF, the parties hereto have executed this Exchange and Rights Agreement as of the date first above written.

THE COMPANY:                        PURCHASER:


UTSTARCOM, INC.


By:                                 By: /s/ Bill Huang
   ---------------------------         ------------------------------------

Name:                               Name:  Bill Huang
      ------------------------            ---------------------------------

Title:                              Title:  VP
      ------------------------            ---------------------------------


                                    Number of Shares of Common Stock to be
                                    Exchanged:

                                    128,000
                                    -------


                           *** EXCHANGE AGREEMENT ***

     IN WITNESS WHEREOF, the parties hereto have executed this Exchange and Rights Agreement as of the date first above written.

THE COMPANY:                        PURCHASER:


UTSTARCOM, INC.


By:                                 By: /s/ Denny Wang
   ---------------------------         ------------------------------------

Name:                               Name:  Denny Wang
      ------------------------            ---------------------------------

Title:                              Title:
      ------------------------            ---------------------------------


                                    Number of Shares of Common Stock to be
                                    Exchanged:

                                    31,200
                                    ------

     IN WITNESS WHEREOF, the parties hereto have executed this Exchange and Rights Agreement as of the date first above written.

THE COMPANY:                        PURCHASER:


UTSTARCOM, INC.


By:                                 By: /s/ Harry Yang
   ---------------------------         ------------------------------------

Name:                               Name:  Harry Yang
      ------------------------            ---------------------------------

Title:                              Title:
      ------------------------            ---------------------------------


                                    Number of Shares of Common Stock to be
                                    Exchanged:

                                    32,000
                                    ------


                           *** EXCHANGE AGREEMENT ***

     IN WITNESS WHEREOF, the parties hereto have executed this Exchange and Rights Agreement as of the date first above written.

THE COMPANY:                        PURCHASER:


UTSTARCOM, INC.


By:                                 By:
   ---------------------------         ------------------------------------

Name:                               Name:  Yoh Chie Lu
      ------------------------            ---------------------------------

Title:                              Title:   [illegible]
      ------------------------            ---------------------------------


                                    Number of Shares of Common Stock to be
                                    Exchanged:

                                    100,000
                                    -------


                           *** EXCHANGE AGREEMENT ***

     IN WITNESS WHEREOF, the parties hereto have executed this Exchange and Rights Agreement as of the date first above written.

THE COMPANY:                        PURCHASER:


UTSTARCOM, INC.


By:                                 By: /s/ Li Zhang
   ---------------------------         ------------------------------------

Name:                               Name:  Li Zhang
      ------------------------            ---------------------------------

Title:                              Title:
      ------------------------            ---------------------------------


                                    Number of Shares of Common Stock to be
                                    Exchanged:

                                    36,000
                                    ------



                           *** EXCHANGE AGREEMENT ***

                                    EXHIBIT A

                             SCHEDULE OF PURCHASERS


Technology Funding Venture Partners IV
Technology Funding Venture Partners V
Shudan Zhang
Chauncey Xue
Ying Wu
Charles Xue
Sam Chen
Hong Lu
Terry Campbell
Peter Wang
Bill Wittmeyer
Marilyn Weissman
Bill Huang
Denny Wang
Harry Yang
Yoh Chie Lu
Li Zhang




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                                    EXHIBIT B

            SEVENTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION